BRIGHTHOUSE FUNDS TRUST I

SUPPLEMENT DATED DECEMBER 5, 2017

TO THE

PROSPECTUS DATED MAY 1, 2017, AS SUPPLEMENTED

PYRAMIS® MANAGED RISK PORTFOLIO

The Board of Trustees of Brighthouse Funds Trust I (the “Trust”) has approved a change of subadviser for the Pyramis® Managed Risk Portfolio (the “Portfolio”) from FIAM LLC (“FIAM”) to Schroder Investment Management North America Inc. (“SIMNA Inc.”), along with its affiliate Schroder Investment Management North America Limited (“SIMNA Ltd.” and together with SIMNA Inc., “Schroders”), to be effective on or about December 15, 2017, pursuant to a new subadvisory agreement between the Trust’s investment adviser, Brighthouse Investment Advisers, LLC (“BIA”), and SIMNA Inc. FIAM had informed BIA that, effective December 31, 2017, there would be a change to the portfolio manager for the Portfolio. In light of this expected change, BIA and the Board of Trustees of the Trust (the “Board”) have determined that it would be in the best interests of the Portfolio’s shareholders for Schroders to serve as the Portfolio’s subadviser, effective December 15, 2017. In connection with this change, BIA has also recommended to the Board, and the Board has approved, conforming the non-fundamental investment policies of the Portfolio to those of Schroders Global Multi-Asset Portfolio, a series of the Trust, and changing the Portfolio’s name to Schroders Global Multi-Asset Portfolio II, effective December 15, 2017.

Accordingly, effective on or about December 15, 2017, the name of the Portfolio will change to Schroders Global Multi-Asset Portfolio II, and, unless noted otherwise below, all references to the former name of the Portfolio contained in the Prospectus will change to the Portfolio’s new name and references to FIAM contained in the Prospectus will change to Schroders. The Insurance Companies (as defined in the Prospectus) may temporarily continue to refer to FIAM as the Portfolio’s subadviser and to the Portfolio by its original name in their forms and communications until such documents can be revised.

The Board has also approved a proposal to merge the Portfolio with and into Schroders Global Multi-Asset Portfolio (the “Acquiring Portfolio”), in order to enhance operational efficiency by combining two Portfolios managed by the same investment team using the same investment objectives and strategies. More information about the Acquiring Portfolio and the definitive terms of the proposed merger will be included in proxy materials.

The proposed merger is subject to certain conditions, including approval by shareholders of the Portfolio. It is currently anticipated that proxy materials regarding the proposed merger will be distributed to owners of the variable annuity contracts or variable life insurance policies, as applicable, that are shareholders of the Portfolio in early 2018, and that a meeting of shareholders to consider the merger proposal will be held in the first half of 2018. If approved by shareholders, the proposed merger is expected to be completed on or about May 1, 2018.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the Acquiring Portfolio, nor is it a solicitation of any proxy. For information regarding the Acquiring Portfolio, or to receive a free copy of the prospectus/proxy statement relating to the proposed merger once the registration statement relating to the proposed merger has with the Securities and Exchange Commission (“SEC”) has become effective, please call 800-638-7732 or visit www.brighthousefinancial.com/variablefunds. The prospectus/proxy statement (when available) will contain important information about portfolio objectives, strategies, fees, expenses and risk considerations. The prospectus/proxy statement will also be available for free on the SEC’s website (www.sec.gov). Please read the prospectus/proxy statement carefully before making any decision to invest or when considering the merger proposal.

In connection with the changes described above, the following changes to the Portfolio’s Prospectus are effective on or about December 15, 2017:

All references to “Underlying Portfolio” or “Underlying Portfolios” are deleted.

In the Portfolio Summary, the section entitled “Investment Objective” is deleted in its entirety and replaced with the following:

Investment Objectives

Seeks capital appreciation and current income.

In the Portfolio Summary, in the section entitled “Portfolio Turnover,” the first, second, third, fourth and sixth sentences are deleted in their entirety and replaced with the following:

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance.

In the Portfolio Summary, the information in the section entitled “Principal Investment Strategies” is deleted in its entirety and replaced with the following:

The Portfolio’s subadviser, Schroder Investment Management North America Inc. (“SIMNA Inc.” or “Subadviser”), along with its affiliate, Schroder Investment Management North America Limited (“SIMNA Ltd.” and together with SIMNA Inc., “Schroders”) pursues the Portfolio’s investment objective through a flexible asset allocation approach driven by thematic and tactical ideas. The Portfolio also employs various techniques to seek to control portfolio volatility.

Schroders allocates the Portfolio’s investments among asset classes in response to changing market, economic, and political factors and events that Schroders believes may affect the value of the Portfolio’s investments. The Portfolio invests in globally diverse equity and fixed income securities and may invest in U.S., non-U.S. and emerging market issuers. The Portfolio may also invest up to 10% of its total assets in any combination of the following alternative asset classes: emerging market equities, emerging market debt, high yield debt (commonly known as “junk bonds”), commodities, Treasury Inflation-Protected Securities (“TIPS”) and real estate securities.

The Portfolio is expected, under normal circumstances, to have a strategic asset allocation to global equities in the range of 40%-70% (the “Equity Component”), fixed income securities in the range of 20%-50% (the “Fixed Income Component”), and alternative assets (as described above) to a maximum of 10% (the “Alternatives Component”) and cash and cash equivalents in the range of 0%-20%. The allocation will be dynamically adjusted within these ranges as market conditions change; however, the net equity or fixed income exposures could fall below their minimums when the volatility cap mechanism is triggered (as described below). Combined investments in the Equity Component and any emerging market equities in the Alternative Component are limited to 70% of the Portfolio’s assets at the time of investment.

Schroders reviews each asset class on an ongoing basis to determine whether it provides the opportunity to enhance performance or to reduce risk. Schroders makes use of fundamental macro research and proprietary asset allocation models to aid the asset allocation decision making process. When making these allocation decisions Schroders considers a common set of drivers (e.g. valuation, cyclical and sentiment) and a range of time horizons (e.g. shorter-term tactical, medium-term thematic and longer-term structural). By adjusting investment exposure among the various asset classes in the Portfolio, Schroders seeks to reduce overall portfolio volatility and mitigate the effects of extreme market environments, while continuing to pursue the Portfolio’s investment objective.

The Portfolio may invest in any type of equity or fixed income security, including common and preferred stocks, warrants and convertible securities, mortgage-backed securities, asset-backed securities and government and corporate bonds. The Portfolio may invest in securities of companies across the capitalization spectrum, including smaller capitalization companies, and the Portfolio may also invest in exchange-traded funds (“ETFs”). The Portfolio also may invest in commodities or investments intended to provide exposure to one or more commodities or securities indices, currencies, and real estate-related securities. The Portfolio is expected to be highly diversified across industries, sectors, and countries. Schroders may sell securities when it believes that they no longer offer attractive potential future returns compared to other investment opportunities or that they present undesirable risks, or to limit losses on securities that have declined in value.

In selecting securities for the Equity Component, Schroders analyzes company fundamentals of value, quality, growth stability and financial strength. This approach seeks to maximize the Portfolio’s exposure to stocks having a higher probability of good performance – and avoid or underweight stocks with a higher probability of poor performance.

The Fixed Income Component consists of investment grade fixed and floating rate securities. In selecting securities for the Fixed Income Component, Schroders exploits the asymmetric risks of the credit premium through downside risk management. Schroders accomplishes this through detailed credit analysis that uses the firm’s fundamental research to gain a full perspective of the issuer and its capital structure.

Schroders will seek to limit the annual total volatility of the Portfolio to 10% (excluding any contribution to volatility from exposure to Interest Rate Derivatives, defined below). Volatility is a statistical measurement of the magnitude of up and down fluctuations in the value of a financial instrument or index over time. High volatility may result from rapid and dramatic price swings. To the extent that adequate volatility management cannot be obtained through asset allocation, Schroders will systematically employ a volatility cap mechanism which seeks to limit the Portfolio’s volatility. In seeking to limit the Portfolio volatility, Schroders expects to use liquid equity and fixed income futures as the principal tools to reduce market exposure in the Portfolio. While Schroders attempts to manage the Portfolio’s volatility exposure to stabilize performance, there can be no assurance that the Portfolio will achieve the targeted volatility.

The Portfolio may make substantial use of derivatives. Schroders may seek to obtain, or reduce, exposure to one or more asset classes through the use of exchange-traded or over-the-counter derivatives, such as futures contracts, interest rate swaps, total return swaps, credit default swaps, options (puts and calls) purchased or sold by the Portfolio, and structured notes. The Portfolio may use derivatives for a variety of purposes, including: as a hedge against adverse changes in the market price of securities, interest rates, or currency exchange rates; as a substitute for purchasing or selling securities; to increase the Portfolio’s return as a non-hedging strategy that may be considered speculative; and to manage portfolio characteristics.

The Portfolio will also make use of an interest rate overlay that: (1) will use a combination of interest rate swaps, interest rate futures and/or total return swaps (“Interest Rate Derivatives”) and (2) in combination, will have an effective notional value (meaning the fixed face value, rather than the market value, of these instruments) equal to approximately 30% of the Portfolio’s net assets under normal market conditions. The percentage of the Portfolio’s net assets represented by Interest Rate Derivatives within the interest rate overlay may change in different market environments, but is normally expected to stay within the range of approximately 25% to 35% of net assets. Schroders expects these instruments to provide additional diversification and balance the sources of risk in the Portfolio. Under certain market conditions, however, the investment performance of the Portfolio may be less favorable than it would be if the Portfolio did not make use of the interest rate overlay. Schroders anticipates that under normal market conditions the Interest Rate Derivatives within the interest rate overlay will have an effective maturity of approximately 10 years.

For more information about these derivatives investments, please see “Investment Strategies and Risks” in the Statement of Additional Information. Separate to the strategic asset allocation, the Portfolio will maintain a portion of its assets in cash and cash equivalents, which will serve as margin or collateral for the Portfolio’s obligations under derivative transactions.

In the Portfolio Summary, in the section entitled “Principal Risks,” the second paragraph is deleted in its entirety and replaced with the following:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in more detail in “Principal Risks of Investing in the Portfolio” in the Prospectus, any of which could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate.

In the Portfolio Summary, in the section entitled “Principal Risks,” the clause “Other direct principal risks of investing in the Portfolio also include:” and the clause “Indirect principal risks of investing in the Portfolio (direct principal risks of investing in the Underlying Portfolios include:” are deleted in their entirety.

In the Portfolio Summary, in the section entitled “Principal Risks,” the first sentence under each of the headings “Derivatives Risk,” “Market Risk,” “Interest Rate Risk,” ”Credit and Counterparty Risk,” “Foreign Investment Risk” and “Portfolio Turnover Risk” is deleted in its entirety.

In the Portfolio Summary, in the section entitled “Principal Risks,” information related to “Focused Investment Risk,” “Underlying Portfolio Risk,” “Market Capitalization Risk,” “Leveraging Risk” and “Investment Style Risk” is deleted in its entirety.

In the Portfolio Summary, in the section entitled “Principal Risks,” information related to “Short Sales and Short Position Risk” is deleted in its entirety and replaced with the following:

Short Position Risk. The Portfolio will incur a loss from a short position if the value of the reference instrument increases after the time the Portfolio entered into the short position. Short positions generally involve a form of leverage, which can exaggerate the Portfolio’s losses, and also may involve credit and counterparty risk. A portfolio that enters into a short position may lose more money than the actual cost of the short position and its potential losses may be unlimited if the portfolio does not own the reference instrument and it is unable to close out of the short position. Any gain from a short position will be offset in whole or in part by the transaction costs associated with the short position.

In the Portfolio Summary, in the section entitled “Principal Risks,” the following disclosure is added:

Investment Company and Exchange-Traded Fund Risk. An investment in an investment company or ETF involves substantially the same risks as investing directly in the underlying securities. An investment company or ETF may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the Portfolio’s performance. The Portfolio must pay its pro rata portion of an investment company’s or ETF’s fees and expenses. Shares of a closed-end investment company or ETF may trade at a premium or discount to the net asset value of its portfolio securities.

Tax Risk. In order to qualify for the special tax treatment accorded a regulated investment company (“RIC”) and its shareholders, the Portfolio must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Portfolio’s pursuit of its investment strategies will potentially be limited by the Portfolio’s intention to qualify for such treatment and could adversely affect the Portfolio’s ability to so qualify. The Portfolio can make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Portfolio were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Portfolio would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Portfolio’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Portfolio could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the Statement of Additional Information for more information.

Credit Default Swap Risk. Credit default swaps may increase credit and counterparty risk (depending on whether the Portfolio is the buyer or seller of the swaps), and they may in some cases be illiquid. Credit default swaps also may be difficult to value, especially in the event of market disruptions. Credit default swap transactions in which the Portfolio is the seller may require that the Portfolio sell portfolio securities when it may not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements.

In the Portfolio Summary, the following disclosure is added at the end of the first paragraph of the section entitled “Past Performance”:

Effective December 15, 2017, Schroders became the subadviser to the Portfolio. Investment performance prior to that date is attributable to the former investment subadviser to the Portfolio.

In the Portfolio Summary, the disclosure regarding the Portfolio’s subadviser and portfolio managers in the section entitled “Management” is deleted in its entirety and replaced with the following:

Subadviser. Schroders is the subadviser to the Portfolio.

Portfolio Managers. Johanna Kyrklund, Head of Multi-Asset Investments, Michael Hodgson, Head of Structuring, Philip Chandler, Multi-Asset Portfolio Manager, and Angus Sippe, Multi-Asset Portfolio Manager, have managed the Portfolio since December 2017.

In the section “Understanding the Trust,” the second paragraph under the heading “Understanding the Information Presented in this Prospectus” is deleted in its entirety and replaced with the following:

Expenses. Unless otherwise noted, the expense information shown is based on expenses incurred during the Portfolio’s most recently completed fiscal period, expressed as a percentage of the Portfolio’s average daily net assets over that period. Because the Portfolio’s asset size changes daily in response to market volatility and purchase and redemption activity, the expense information shown has not been adjusted to reflect the Portfolio’s current asset size. The Portfolio’s annual operating expenses and its asset size will likely vary from year to year and may vary materially. In general, the Portfolio’s annual operating expenses will increase as the Portfolio’s assets decrease and decrease as the Portfolio’s assets increase.

In the section “Principal Risks of Investing in the Portfolio,” the clause “Other direct principal risks of investing in the Portfolio include:” and the clause “Indirect principal risks of investing in the Portfolio (direct principal risk of investing in the Underlying Portfolios) include:” are deleted in their entirety.

In the section entitled “Principal Risks of Investing in the Portfolio,” the first sentence under each of the headings “Derivatives Risk,” “Market Risk,” “Interest Rate Risk,” ”Credit and Counterparty Risk,” “Foreign Investment Risk” and “Portfolio Turnover Risk” is deleted in its entirety.

In the section “Principal Risks of Investing in the Portfolio,” the subsections “Focused Investment Risk,” “Underlying Portfolio Risk,” “Market Capitalization Risk,” “Leveraging Risk” and “Investment Style Risk” are deleted in their entirety.

In the section “Principal Risks of Investing in the Portfolio,” information related to “Short Sales and Short Position Risk” is deleted in its entirety and replaced with the following:

Short Position Risk. The Portfolio may enter into a short position through several means, including futures contracts, swap agreements and other derivative positions. A portfolio may enter into a short position with respect to a reference instrument when it expects the value of the reference instrument to decline. The Portfolio will incur a loss if the value of the reference instrument increases after the time the Portfolio entered into the short position. This loss may be equal to the increase in the value of the reference instrument from the time that the short position was opened plus any transaction costs associated with the short position. Short positions generally involve a form of leverage, which can exaggerate the Portfolio’s losses, and also may involve credit and counterparty risk, such as the risk that the third party to the short position may fail to honor its contractual obligations to the Portfolio, causing a loss to the Portfolio. A portfolio that enters into a short position may lose more money than the actual cost of the short position and its potential losses may be unlimited if the Portfolio does not own the reference instrument and it is unable to close out of the short position. Any gain from a short position will be offset in whole or in part by the transaction costs associated with the short position. In addition, the Portfolio’s short positions may limit its ability to benefit fully from increases in the relevant securities markets.

In the section “Principal Risks of Investing in the Portfolio,” the following disclosure is added:

Investment Company and Exchange-Traded Fund Risk

Investments in open-end and closed-end investment companies and exchange traded funds, or ETFs, involve substantially the same risks as investing directly in the instruments held by these entities. However, the total return from such investments will be reduced by the operating expenses and fees of the investment company or ETF. An investment company or ETF may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the Portfolio’s performance. The Portfolio must pay its pro rata portion of an investment company’s or ETF’s fees and expenses. Shares of a closed-end investment company or ETF may trade at a premium or discount to the net asset value of its portfolio securities depending on a variety of factors, including market supply and demand.

Tax Risk

In order to qualify for the special tax treatment accorded a regulated investment company (“RIC”) and its shareholders, the Portfolio must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Portfolio’s pursuit of its investment strategies will potentially be limited by the Portfolio’s intention to qualify for such treatment and could adversely affect the Portfolio’s ability to so qualify. The Portfolio can make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Portfolio were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Portfolio would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Portfolio’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Portfolio could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

Credit Default Swap Risk

Credit default swap contracts, a type of derivative, involve special risks and may result in losses to the Portfolio. Credit default swaps may in some cases be illiquid, and they may increase credit and counterparty risk (depending on whether the Portfolio is the buyer or seller of the swaps). Where the Portfolio buys a credit default swap, the Portfolio has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap. If the Portfolio’s Subadviser is incorrect in its assessment of the issuer of the referenced obligation, the investment performance of the Portfolio may be less favorable than it would have been if the Portfolio had not entered into a credit default swap contract.

As there is no central exchange or market for credit default swap transactions, they may be difficult to trade or value, especially in the event of market disruptions. Developments in the swap market, including potential government regulation, could adversely affect the Portfolio’s ability to terminate existing credit default swap agreements or to realize amounts to be received under such agreements.

When the Portfolio is the seller of a credit default swap contract, the Portfolio effectively adds leverage to its portfolio because, in addition to its total assets, the Portfolio would be subject to investment exposure on the notional amount of the swap. Credit default swap transactions in which the Portfolio is the seller may require that the Portfolio sell portfolio securities when it may not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements.

To mitigate counterparty risk, the Portfolio will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness. To mitigate leveraging risk when the Portfolio is the seller of a credit default swap contract, the Portfolio will segregate or “earmark” liquid assets in an amount equal to the full notional amount of the swap (less any amounts owed to the Portfolio from the buyer of the swap). Although segregation of assets will ensure that the Portfolio has assets available to satisfy its obligations with respect to the swap transaction and will limit any potential leveraging of the Portfolio’s portfolio, it will not limit the Portfolio’s exposure to loss from the swap transaction.

In the section entitled “Additional Information About the Portfolio’s Investment Strategies,” the subsection “Understanding the Portfolio” is deleted in its entirety.

In the section entitled “Additional Information About the Portfolio’s Investment Strategies,” the following is added before “Cash Management Strategies”:

Selling Portfolio Securities

The Portfolio’s Subadviser may, at its discretion, sell a portfolio security to take advantage of more attractive investment opportunities, when it no longer meets the criteria used to implement the Portfolio’s investment strategy, when the Portfolio must meet redemptions or for other reasons.

In the section entitled “Additional Information About the Portfolio’s Investment Strategies,” the subsection “Portfolio Turnover” is deleted in its entirety and replaced with the following:

The Portfolio may engage in active and frequent trading of portfolio securities in an attempt to achieve its investment objectives. Derivative instruments and instruments with a maturity of one year or less at the time of acquisition are excluded from the calculation of the Portfolio’s portfolio turnover rate that is reported in the Portfolio Summary. If these instruments were included in that calculation, the Portfolio would have a high portfolio turnover rate (typically in excess of 100%).

In the section entitled “Additional Information About the Portfolio’s Investment Strategies – The Adviser,” the third paragraph is deleted in its entirety.

In the section entitled “Additional Information About Management,” the subsection “Contractual Waiver Arrangement” is deleted in its entirety and replaced with the following:

Voluntary Fee Waiver

Effective December 15, 2017, BIA has voluntarily agreed to waive a portion of its investment advisory fee to reflect a portion of the savings from the difference between the subadvisory fee payable by BIA to Schroders and the subadvisory fee previously payable by BIA to the former investment subadviser to the Portfolio. This voluntary advisory fee waiver may be terminated by BIA at any time.

In the subsection entitled “Additional Information About Management – The Subadviser,” the third, fourth, fifth, sixth and seventh paragraphs are deleted in their entirety and replaced with the following:

BIA pays the Subadviser a fee based on the Portfolio’s average daily net assets. The Portfolio is not responsible for the fees paid to the Subadviser. For the year ended December 31, 2016, BIA paid to the Portfolio’s former subadviser an investment subadvisory fee of 0.15% of the Portfolio’s average daily net assets.

SCHRODER INVESTMENT MANAGEMENT  NORTH AMERICA INC., 7 Bryant Park, New York, NY 10018, serves as the Subadviser to the Portfolio, along with its affiliate, Schroder Investment Management North America Limited. Schroders, through its predecessors, has been an investment manager since 1962, and serves as investment adviser to mutual funds and a broad range of institutional investors. Schroders plc, Schroders’ ultimate parent, is a global asset management company with approximately $490.7 billion under management as of December 31, 2016.

The following individuals are responsible for managing the Portfolio:

Johanna Kyrklund is the Head of Multi-Asset Investments. She has been responsible for the Portfolio since its inception in 2012 and has been with Schroders since 2007. She is a member of the Global Asset Allocation Committee, and is responsible for investment on behalf of North American, U.K. and European Multi-Asset clients.

Michael Hodgson is the Head of Structuring. He has been responsible for the Portfolio since its inception in 2012 and has been with Schroders since 2011. Prior to joining Schroders, he was at ABN AMRO Bank NV / Royal Bank of Scotland NV from 2004 to 2010 where he was Global Head of Equity Derivatives Structuring and Head of Fund Derivatives Trading and Structuring.

Philip Chandler is a Multi-Asset Portfolio Manager. He has been responsible for the Portfolio since its inception in 2012 and has been with Schroders since 2003. He is responsible for investment on behalf of North American Multi-Asset clients.

Angus Sippe is a Multi-Asset Portfolio Manager. He has been responsible for the Portfolio since May 2017 and has been with Schroders since 2009. He is a member of the Inflation, Duration and Equity risk premia research teams. He is responsible for investment on behalf of North American Multi-Asset clients.

In the subsection entitled “Your Investment – Shareholder Information,” information related to “Fund of Funds Structure” is deleted in its entirety.

In the subsection entitled “Your Investment – Sales and Purchases of Shares,” information related to “Risks Associated with Disruptive Trading Generally” is deleted in its entirety and replaced with the following:

Risks Associated With Disruptive Trading Generally

While the Trust will try to detect and deter Disruptive Trading by utilizing the procedures described above, these procedures may not be successful in identifying or deterring Disruptive Trading. Contract owners that engage in Disruptive Trading activities may dilute the value of shares held by long-term investors. Cash flow volatility resulting from Disruptive Trading, especially involving large dollar amounts, may disrupt the portfolio manager’s ability to manage the Portfolio’s assets. Disruptive Trading may make it difficult for the Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate trading. Disruptive Trading may also cause disruption if it forces the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate redemption requests. In addition, Disruptive Trading may increase portfolio expenses. For example, the Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect performance.

Associated with an investment in a portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid, is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences (“price arbitrage”) and thereby dilute the returns of long-term investors. Portfolios that may be adversely affected by price arbitrage include those portfolios that invest significantly in small cap equity securities and in certain fixed-income securities, such as high yield bonds (commonly known as “junk bonds”).

If the Portfolio invests significantly in foreign securities, it may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as “time zone arbitrage”). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Portfolio calculates its net asset value. While there is no assurance, the Portfolio expects that the use of fair value pricing will reduce a market timer’s ability to engage in time zone arbitrage to the detriment of the Portfolio’s shareholders.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS FOR FUTURE REFERENCE